MAY 2017 Investor Presentation Exhibit 99.1

This presentation and the accompanying oral commentary contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express our current assumptions, beliefs, plans and expectations about our future financial performance and achievements and are necessarily based on current information available to us. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, our future or assumed financial condition, results of operations, strategic plans and objectives, competitive position and potential growth opportunities. The realization of our future financial performance and the achievement of our plans and objectives, including the achievement of our strategic plans and the realization of our potential growth opportunities, as set forth in the forward-looking statements contained in this presentation and the accompanying oral commentary, are subject to substantial known and unknown risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this presentation or expressed in the accompanying oral commentary. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons our actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available to us in the future. Safe Harbor Statement

Serving high net-worth individuals and their families, family businesses and other affiliated organizations. Founded in 1990 as a fee-based investment advisory company. Bank formed in 2007. Headquartered in Orange County, California. Operates offices in California, Nevada, and Hawaii 25+ CARING FOR THE WEALTH AND WELL-BEING OF OUR CLIENTS Years $3.8 Billion PRIVATE WEALTH MANAGEMENT in Assets Under Management $3.7 Billion BUSINESS/PERSONAL BANKING in Bank Assets First Foundation Inc. is headquartered in Irvine, CA with locations serving CA, NV, and HI NASDAQ: FFWM INVESTMENT MANAGEMENT WEALTH PLANNING PERSONAL BANKING BUSINESS BANKING TRUST SERVICES INSURANCE SERVICES

Our Competitive Advantage Focus on high net-worth clients Personalized services Strong organic growth Significant referrals from existing clients Private Wealth Management Robust investment management platform Asset class expertise Flexible, open architecture Wealth planning services Trust services (CA, NV, and HI) Insurance services for property & casualty and life Philanthropy consulting Banking Multifamily / CRE lending platform Single family residential lending Commercial Lending/Cash Management Business and personal banking Core Offering Complementary Services Service & Growth

Established, Successful Asset Management Our investment management group emphasizes a valuation discipline with strict risk management SEC-registered investment advisor 26-year track record of managing investments Diversified client base Small Cap Equity International Equity Emerging Markets Equity Emergency Markets Debt Mortgage Backed Securities Proprietary and Open Architecture strategies increase choice Proprietary Large Cap / Dividend / Opportunistic Equity Core Taxable and Tax Exempt Fixed Income Distressed Debt Real Estate Hedge Funds Private Equity High Yield Open Architecture AUM ($ in millions) Subadvisor on 3 Mutual Funds Highland Total Return Fund Highland Fixed Income Fund Highland Tax Exempt Fund 13% CAGR

Banking Services First Foundation Bank Established in 2007 Acquisition of Desert Commercial Bank in 2012 Acquisition of Pacific Rim Bank in 2015 Bank, including Trust Department, collaborate with FFA on services provided to clients Offerings include a broad range of banking services Business banking Multifamily and commercial real estate lending platform Single-family residential mortgages(primarily as a service to our high net-worth clients) Relationship-based deposit acquisition strategy California, Nevada and Hawaii trust powers Total Assets ($ in millions) Trust AUM ($ in millions)

Strategically Located Offices and Market Demographics Top 12 Markets in Western United States1 (By Number of High Net-Worth Households) 1. Los Angeles-Long Beach, CA 241,904 2. San Francisco-Oakland, CA 123,780 3. Seattle-Tacoma-Bellevue, WA 89,193 4. Phoenix-Mesa-Scottsdale, AZ 77,507 5. Riverside, CA 65,725 6. San Diego-Carlsbad, CA 65,633 7. Denver-Aurora-Lakewood, CO 62,562 8. San Jose-Sunnyvale, CA 51,642 9. Portland-Vancouver, OR-WA 46,823 10. Sacramento--Roseville, CA 45,409 11. Las Vegas-Henderson-Paradise, NV 31,023 12. Honolulu, HI 24,729 (1) Source: Phoenix Marketing International’s “Global Wealth Monitor”, data as of December 31, 2014. Western United States defined as Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, New Mexico, Nevada, Oregon, Utah, Washington and Wyoming. High net-worth households are defined as those with $1.0 million or more of investable assets Located in the Right Markets Large concentration of high net-worth households, or Limited competition to our comprehensive platform

Attractive Revenue Growth and Diverse Revenue Composition Total Revenue ($ in millions) Revenue Composition Q1 2017 29% CAGR 2012 to 2016 Substantial fee-based, recurring revenue

Loan Growth Driven by Experienced Lending Team Loan growth has been achieved while maintaining credit discipline $102 million of multifamily loans were sold in 2015 $306 million of multifamily loans were sold in 2016 $21 million of multifamily loans were sold in 2017 YTD Gross Loans ($ in millions)

Loan Composition and Credit Quality Multifamily and commercial real estate lending platform $3.2 billion of originations since 2009 No charge-offs in 9+ year lending history Cross-selling our lending products to our high net-worth clients Business banking products for small to moderate-sized businesses and professional firms in our market area Track record of outstanding credit quality across the loan portfolio -NPAs/Assets (3/31/17): 0.25% -Avg. NCO/Average Loans (2011- 2017 Q1): 0.05% ALLL/Gross Loans(3/31/17): 0.54% Q1 2017 Yield on Loans: 3.62% Loans by Type – March 31, 2017 ($ in millions)

Deposit Growth and Composition Q1 2017 Cost of Deposits: 0.49% 41% CAGR (2012 – Q1 2017) Broker deposits 12% of total deposits Deposits by Type – March 31, 2017 ($ in millions)

Strong Net Interest Income Net yield on interest-earning assets trend influenced by increase in balance sheet liquidity and diversification of loan portfolio Net interest income growth directly related to robust growth in loans and deposits -40% CAGR (2012 to 3/31/17) in loans Conservative, liquidity-focused investment portfolio Net Interest Income and Net Yield on Interest-Earning Assets ($ in millions) Net Interest IncomeNet Yield on Interest-Earning Assets

Our Growth Strategy Obtaining new client referrals from key referral sources including existing clients, “centers of influence” (attorneys, accountants, etc.), and select asset custodial firms with whom we have referral agreements Marketing our services directly to prospective new clients Growing our team of experienced relationship managers and bankers Cross-selling our services among our wealth management and banking clients Establishing de novo offices Making opportunistic acquisitions Leveraging existing infrastructure to create economies of scale

Consistent Earnings Growth While Investing in the Future Return on Average Equity1 Performance driven by growth in loans, deposits and assets under management Scalable business model with significant expense leverage (1) Effective tax rate 17.2% (2013), 43.4% (2014) , 41.4% (2015), 39.2% (2016) and 32.5% (2017 YTD) respectively

Why Invest in First Foundation Broad Range of Financial Products in Wealth Management and Banking Diverse Revenue Base Management Team with Demonstrated Ability to Grow Scalable Platform Well-Positioned in Strategic Markets with Attractive Demographics Strong Credit Culture Significant Insider Ownership – Incentives Aligned with Shareholders

Appendix

Profitability (1) Effective tax rate of 17.2% (2013), 43.4% (2014) and 41.4% (2015) 39.2% (2016), and 32.5% (2017 YTD), respectively

Credit Quality

Balance Sheet and Capital